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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                    -----------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of report: June 20, 1996




                              NEOPROBE CORPORATION
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    0-20676                   31-1080091
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(State of Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
of Incorporation)                                           Identification No.)


425 Metro Place North, Suite 400, Dublin, Ohio                        43017-1367
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    (Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:  (614) 793-7500


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ITEM 5.  OTHER EVENTS.

     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     (a) An annual meeting of the stockholders of the registrant was held on May 30, 1996.

     (b) The matters voted upon at the annual meeting and the results of the voting are set forth below.

          (i) Proposal No. 1 to amend the By-laws to divide the Board of Directors into three classes having staggered terms of three years: 10,322,805 shares for, 2,114,404 shares against, and 27,979 abstentions. The amendment was approved.

          (ii) Proposal No. 2 to amend the Certificate of Incorporation to divide the Board of Directors into three classes having staggered terms of three years: 10,324,634 shares for, 2,115,546 shares against, and 26,008 abstentions. The amendment was approved.

          (iii) Election of Jerry K. Mueller, Jr. as a director to serve for a term of one year: 16,089,874 shares for, and 535,612 shares withheld authority. Mr. Mueller was elected.

          (iv) Election of Zwi Vromen as a director to serve for a term of one year: 15,301,450 shares for and 1,324,036 shares withheld authority. Mr.Vromen was elected.

          (v) Election of J. Frank Whitley, Jr. as a director to serve for a term of one year: 16,090,474 shares for and 535,012 shares withheld authority. Mr. Whitley was elected.

          (vi) Election of David C. Bupp as a director to serve for a term of two years: 16,089,974 shares for and 535,512 shares withheld authority. Mr. Bupp was elected.

          (vii) Election of Julius R. Krevans as a director to serve for a term of two years: 16,092,624 shares for and 532,862 shares withheld authority. Dr. Krevans was elected.

          (viii) Election of James F. Zid as a director to serve for a term of two years: 16,091,774 shares for and 533,712 shares withheld authority. Mr. Zid was elected.

          (ix) Election of C. Michael Hazard as a director to serve for a term of three years: 16,090,474 shares for and 535,012 shares withheld authority. Mr. Hazard was elected.

          (x) Election of Michael P. Moore as a director to serve for a term of three years: 16,621,104 shares for and 1,004,382 shares withheld authority. Mr. Moore was elected.

          (xi) Election of John L. Ridihalgh as a director to serve for a term of three years: 16,090,974 shares for and 534,512 shares withheld authority. Dr. Ridihalgh was elected.

          (xii) Proposal No. 6 to approve the 1996 Stock Incentive Plan:
10,970,440 shares for, 1,634,458 shares against, and 70,074 abstentions. The Plan was approved.

     CHANGES IN SECURITIES.

         Classified Board. The above described Proposals No. 1 and 2 to amend the Certificate of Incorporation and By-laws of the Company (the "Amendments") to divide the Board into three classes with staggered three year terms were on the agenda for the Company's annual meeting of stockholders which was held on May 30, 1996. Under the By-laws prior to adoption of the Amendments, the number of directors constituting the entire Board was nine and they were elected for one year terms. Upon approval of the Amendments, the Board was divided into three classes, of three members each. The directors in the first class were elected for a term of one year; the

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directors in the second class were elected for a term of two years and the directors in the third class were elected for a term of three years. At each subsequent annual meeting of stockholders, the terms of one class of directors will expire and the newly nominated directors of that class will be elected for a term of three years. The Board will be able to determine the total number of directors constituting the full Board and the number of directors in each class, but the total number of directors may not exceed 17 nor may the number of directors in any class exceed six. Subject to these rules, the classes of directors need not have equal numbers of members. No reduction in the total number of directors or in the number of directors in a given class will have the effect of removing a director from office or reducing the term of any then sitting director. If the Board increases the number of directors in a class, it will be able to fill the vacancies created for the full remaining term of a director in that class even though the term may extend beyond the next annual meeting. The directors will also be able to fill any other vacancies for the full remaining term of the director whose death, resignation or removal caused the vacancy. Prior to adoption of the Amendments, under the General Corporation Law of the State of Delaware, any director of the Company or the entire Board could have been removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. However, after adoption of the Amendments and division of the Board into classes, the stockholders may only remove directors for cause.

     Before the adoption of the Amendments, stockholders possessing a majority of the Company's voting power could replace the entire Board at any annual meeting since the entire Board was elected at each annual meeting for a one-year term. After adoption of the Amendments, holders of a majority of the voting power at a given meeting will not in any one year be able to replace a majority of the directors since only one class of the directors will stand for election in any one year. As a result, at least two annual meeting elections will be required to change the majority of the directors by the requisite vote of stockholders. The purpose of classifying the Board is to provide for a continuing body, even in the face of a person who accumulates a sufficient amount of voting power, whether by ownership or proxy or a combination, to have a majority of the voting power at a given meeting and who may seek to take control of the Company without paying a fair premium for control to all the holders of Common Stock. This will allow the Board time to negotiate with such a person and to protect the interests of the other stockholders who may constitute a majority of the shares not actually owned by such person. However, it may also have the effect of deterring third parties from making takeover bids for control of the Company or may be used to hinder or delay a takeover bid thereby decreasing the chance of the stockholders of the Company realizing a premium over market price for their shares of Common Stock as a result of such bids. The Amendments, as adopted, will affect every election of directors, will be applicable even when no change of control is pending or threatened and will make it more difficult for stockholders to change the majority of directors even when the only reason for the change may be the performance of the present directors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit Number        Description
- --------------        -----------
99.1                  Certificate  of Amendment to Restated  Certificate  of  Incorporation  filed with the Delaware
                      Secretary of State on June 3, 1996

99.2                  Restated  Certificate of Incorporation  of the Registrant (as corrected  February 18, 1994 and as amended June 27, 1994, July 25, 1995 and June 3, 1996)

99.3                  Amendment to the Amended and Restated By-laws of Registrant adopted May 30, 1996

99.4                  Amended and Restated  By-laws of the Registrant  dated July 21, 1993 (as amended July 18, 1995 and May 30, 1996)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                                NEOPROBE CORPORATION



Date:  June 17, 1996                            By: /s/ David C. Bupp
                                                   -------------------------
                                                    Name:  David C. Bupp
                                                    Title:  President




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                                  EXHIBIT INDEX


  Exhibit Number    Description                                                                               Page
  --------------    -----------                                                                               ----
       99.1         Certificate of Amendment to Restated Certificate of Incorporation filed                     6
                    with the Delaware Secretary of State on June 3, 1996                                      ------

       99.2         Restated Certificate of Incorporation of the Registrant (as                                  7
                    corrected February 18, 1994 and as amended June 27, 1994,                                 ------
                    July 25, 1995 and June 3, 1996)

       99.3         Amendment to the Amended and Restated By-laws of Registrant                                 16
                    adopted May 30, 1996                                                                      ------

       99.4         Amended and Restated By-laws of the Registrant dated July                                   17
                    21, 1993 (as amended July 18, 1995 and May 30, 1996)                                      ------